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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2002


                              PANERA BREAD COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-19253                 04-2723701
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                6710 CLAYTON ROAD                                   63117
              RICHMOND HEIGHTS, MO                               (Zip Code)
     (Address of principal executive offices)

                                  314-633-7100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Item 9.   Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Panera Bread Company disclaims any intention or obligation to update or revise this information. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated April 11, 2002, announcing their comparable store sales and average weekly sales for the twelve weeks and four weeks ended March 23, 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PANERA BREAD COMPANY


                                        By: /s/ William W. Moreton
                                            ------------------------------------
                                            Name:  William W. Moreton
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


Date: April 10, 2002


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EXHIBIT INDEX

Exhibit No.                           Exhibit
-----------                           -------
  99.1 Panera Press Release, dated April 11, 2002, regarding comparable store sales and average weekly sales.